SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2011
HFF, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33280 (Commission File Number)	51-0610340 (I.R.S. Employer Identification No.)

One Oxford Centre
301 Grant Street, Suite 600
Pittsburgh, Pennsylvania 15219
(Address of Principal Executive Offices, including Zip Code)

(412) 281-8714
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company’s 2011 Annual Meeting of Stockholders was held on May 26, 2011 in Pittsburgh, Pennsylvania, at which the following proposals were submitted to a vote of the Company’s stockholders:
•	The election of three Class II directors to the Company’s Board of Directors.

•	A non-binding advisory vote on the compensation of the Company’s named executive officers.

•	A non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

•	The ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 29, 2011, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Class A common stock were entitled to one vote per share on all matters voted on by stockholders at the Annual Meeting. Class B common stock of the Company entitled its holder, HFF Holdings LLC, to a number of votes that is equal to the total number of shares of Class A common stock for which the partnership units that HFF Holdings LLC holds in the Company’s operating partnerships, Holliday Fenoglio Fowler, L.P. and HFF Securities L.P., were exchangeable as of April 15, 2011 (the record date for the Annual Meeting). The voting results with respect to each matter voted upon are set forth below:
Board of Director Election Results
The stockholders elected each of the three nominees for Class II directors to a three-year term by a majority of the votes cast.

Class II Director Nominee:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark D. Gibson	25,724,114	1,068,491	0	6,169,536
George L. Miles	21,697,280	5,095,325	0	6,169,536
Joe B. Thornton, Jr.	26,574,880	217,725	0	6,169,536
Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers
The stockholders approved the compensation of the Company’s named executive officers. The results of the vote included 26,072,347 votes for, 658,433 votes against, 61,825 votes abstained and 6,169,536 broker non-votes.
Non-Binding Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers
The stockholders approved a one-year frequency for holding advisory votes on the compensation of the Company’s named executive officers. The results of the vote included 14,016,948 votes for a one-year frequency, 50,094 votes for a two-year frequency, 12,665,164 votes for a three-year frequency, 60,399 votes abstained and 6,169,536 broker non-votes. The Company’s Board of Directors will take under advisement the results of the stockholder vote with respect to the frequency of holding a non-binding advisory vote on the compensation of the Company’s named executive officers.

Ratification of Ernst & Young LLP as Our Independent Registered Public Accounting Firm
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the voting included 32,932,750 votes for, 12,040 votes against, 17,351 votes abstained and 0 broker non-votes.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HFF, INC.
Dated: June 1, 2011	By:	/s/ Gregory R. Conley
Gregory R. Conley
Chief Financial Officer